UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒                             Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
KFORCE INC.
(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE
On March 13, 2023, Kforce Inc. (the “Company”, “Kforce”, “we”, or “our”) filed with the SEC its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related proxy card (the “Proxy Card”) for the Company’s 2023 Annual Meeting of Shareholders to be held on April 20, 2023 (the “Annual Meeting”). This supplement to the Proxy Statement and the Proxy Card is being filed to add a new Proposal 5 that is soliciting a non-binding, advisory vote from the Company’s shareholders of record, as of February 17, 2023 (the “Record Date”), on the frequency with which the Company’s shareholders shall have an advisory say-on-pay vote on the compensation paid to our named executive officers (“Proposal 5”). Other than the addition of Proposal 5 to the Proxy Statement, the Proxy Card and the Notice of the Annual Meeting, no other changes have been made to the Proxy Statement or the Proxy Card, and they continue to be in full force and effect as originally filed and continue to seek the vote of Company shareholders for all proposals to be voted on at the Annual Meeting.
This supplement should be read together with the Proxy Statement, which should be read in its entirety. Any capitalized terms used, but not otherwise defined in this supplement, have the meanings ascribed to them in the Proxy Statement.

2023 PROXY STATEMENT SUPPLEMENT
This Proxy Statement Supplement (the “Supplement”) supplements and amends the original definitive Proxy Statement for the Annual Meeting to: (i) add a new Proposal 5 to the Proxy Statement that provides for a non-binding, advisory vote of Company shareholders on the frequency with which the Company’s shareholders shall have the advisory say-on-pay vote on compensation paid to our named executive officers and (ii) update the Notice of the Annual Meeting attached as Appendix A to add the new Proposal 5 (the “Amended Notice”). This Supplement, along with the accompanying Amended Notice and the revised proxy card (the “Revised Proxy Card”), are being distributed or made available to shareholders beginning on or about March 21, 2023. The Annual Meeting will be held on Thursday, April 20, 2023 at 1150 Assembly Drive, Suite 500, Tampa, Florida 33607, commencing at 8:00 a.m., eastern time.
This Supplement relates to Proposal 5 to be considered by shareholders at the Annual Meeting and does not provide all of the information that you should read and consider before voting on all of the proposals that are being presented to shareholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement, which was previously made available to you or mailed to you, if you requested a hard copy. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as amended or superseded, all information set forth in the Proxy Statement remains unchanged and is important for you to review and consider before voting. Accordingly, we urge you to read this Supplement carefully in its entirety, together with the Proxy Statement.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
We post our filings, free of charge, at https://investor.kforce.com/financials/annual-reports/default.aspx the same day they are electronically filed with, or furnished to, the SEC, including this Supplement, Revised Proxy Card, 2023 Proxy Statement and our 2022 Annual Report.
PROPOSALS TO BE VOTED UPON BY SHAREHOLDERS
Information contained in this Supplement relates to Proposal 5 that will be presented to shareholders at the Annual Meeting. Information regarding Proposals 1, 2, 3 and 4 that will be presented to shareholders at the Annual Meeting can be found in the Proxy Statement as originally filed with the SEC on March 13, 2023, and which was previously provided or made available to all shareholders of record as of the Record Date.
Please note that if you have already voted your shares by one of the methods described in the Proxy Statement, we strongly encourage you to read this Supplement and also vote on Proposal 5.
Effect of Abstentions and Broker Non-Votes
With respect to Proposal 5, your vote may be cast for “one year,” “two years” or “three years” or “abstain.” A vote to “abstain” will have no effect on the vote. The time period that receives the highest number of votes cast (one, two or three years) will be considered the preferred frequency for future advisory votes on executive compensation. These abstentions, however, are counted towards establishing a quorum for the Annual Meeting.
Proposal 5 is a “non-routine” matter. Accordingly, if you hold shares beneficially in street name and do not provide your broker with voting instructions as to Proposal 5, your shares may constitute “broker non-votes” as to Proposal 5. Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Broker non-votes will have no effect on the outcome of the vote, although they are counted towards establishing a quorum for the Annual Meeting. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.
Revocation of Proxies/Voting of Shares
If your shares are registered directly in your name with Kforce’s transfer agent, Computershare Trust Company, N.A. (Computershare), then you are the shareholder of record with respect to those shares and you may vote your shares by any one of the following methods:
• Via the Internet. You may vote on the internet at http://www.investorvote.com/KFRC. Please see your proxy card for more information and voting deadlines.
• By Telephone. You may also vote by calling (toll free) 1-800- 652-VOTE (8683) and following the recorded instructions. Please see your proxy card for more information and voting deadlines.
• By Mail. Complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage paid envelope. Your proxy must be received before commencement of the Annual Meeting.
• In person. You may vote your shares in person at the Annual Meeting upon presentation of valid photo identification and proof of stock ownership as of the Record Date.

If your shares are held through a bank, broker or other nominee then you are considered the “beneficial owner” of shares held in “street name” and your bank, broker or nominee is the shareholder of record, however, as the beneficial owner you have the right to direct your bank, broker or other nominee to vote your shares. If you hold your shares in street name, then please refer to the instructions provided by your bank, broker or nominee when voting your shares. Please note, if you hold your shares in street name you must obtain a legal proxy in your name from your bank, broker or other nominee to vote in person at the Annual Meeting.
You may change your vote at any time before the Annual Meeting by using the internet or telephone methods described above, in which case only your latest submission will be counted. You may also change your vote by signing and returning a new proxy card with a later date, attending the Annual Meeting and voting in person, or sending written notice of revocation before the Annual Meeting to our Corporate Secretary at the Company’s principal executive offices located at 1150 Assembly Drive, Suite 500, Tampa, Florida 33607.

PROPOSAL 5: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act, and Section 14A of the Exchange Act enable the Company’s shareholders, at least once every six years, to indicate their preference regarding how frequently the Company should solicit a non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. Currently, consistent with the preference expressed by the shareholders at the Company’s 2017 Annual Meeting of Shareholders, the policy of the Board is to solicit a non-binding advisory vote on the compensation of the named executive officers every one year. Accordingly, the Company is again asking the shareholders of record to indicate whether they would prefer an advisory vote every one year, two years or three years. Alternatively, shareholders of record may abstain from casting a vote.
The Board believes that a say on pay vote every year is consistent with our corporate governance and compensation philosophies and allows shareholders to express their views on the Company’s executive compensation program annually in light of the fact that executive compensation disclosures and decisions are made annually.
This advisory vote is not binding, however, the Board values the opinions that our shareholders express in their votes and will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation. The Board may decide that it is in the best interests of our shareholders and Kforce to hold an advisory vote on executive compensation more or less frequently than the option approved by our shareholders.
Shareholders may cast their vote on the preferred voting frequency of an advisory vote on executive compensation by choosing any one of the following options: (1) an advisory vote every one year; (2) an advisory vote every two years; (3) an advisory vote every three years; or (4) abstaining from voting. Shareholders are not voting to approve or disapprove the Board’s recommendation.
VOTE REQUIRED
The time period that receives the highest number of votes cast (one, two or three years) will be considered the preferred frequency for future advisory votes on executive compensation. Abstentions and broker non-votes will not affect the voting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE OPTION OF ONE YEAR FOR PROPOSAL 5.

APPENDIX A
AMENDED NOTICE
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
You are cordially invited to attend the 2023 Annual Meeting of Kforce Inc. Shareholders (the Annual Meeting) that will be held on Thursday, April 20, 2023 at 1150 Assembly Drive, Suite 500, Tampa, Florida 33607, commencing at 8:00 a.m., eastern time.
We are holding this meeting to:
1.Elect three Class II directors to hold office for a three-year term expiring in 2026;
2.Ratify the appointment of Deloitte & Touche LLP as Kforce’s independent registered public accountants for 2023;
3.Conduct an advisory vote on executive compensation;
4.Approve the Kforce Inc. 2023 Stock Incentive Plan;
5.Conduct an advisory vote on the frequency of future advisory votes on executive compensation; and
6.Attend to other business properly presented at the meeting.
Kforce’s Board has selected February 17, 2023 as the record date (the Record Date) for determining shareholders entitled to vote at the meeting.
On March 13, 2023, we commenced providing or making available our proxy materials, including the 2023 Proxy Statement and our 2022 Annual Report, which includes our annual report on Form 10-K for the year ended December 31, 2022, to all shareholders of record as of the Record Date. Regardless of whether or not you plan to attend the Annual Meeting, we encourage you to vote your shares by using the internet, phone, or by signing, dating and returning the enclosed proxy card. Please note that if you have already voted your shares, we strongly encourage you to also vote on Proposal 5, which has been added for shareholders to consider and vote on at the Annual Meeting.
If you need further assistance, please contact Kforce Investor Relations at (813) 552-5000. Thank you for your continuing support.

BY ORDER OF THE BOARD OF DIRECTORS

David M. Kelly
Corporate Secretary

Tampa, Florida
March 21, 2023

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 20, 2023.
The 2023 Proxy Statement, 2023 Proxy Statement Supplement, revised Proxy Card and 2022 Annual Report are available at
https://investor.kforce.com/financials/annual-reports/default.aspx.

APPENDIX B

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼	IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	▼

A	Proposals — The Board of Directors recommends a vote FOR all nominees listed and FOR Proposals 2, 3 and 4 and for ONE YEAR on Proposal 5.

1.	Election of Directors:
		For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
	01 - Derrick D. Brooks (Class II)	☐	☐	☐	02 - Ann E. Dunwoody (Class II)	☐	☐	☐	03 - N. John Simmons (Class II)	☐	☐	☐

		For	Against	Abstain				For	Against	Abstain
2.	Ratify the appointment of Deloitte & Touche LLP as Kforce’s independent registered public accountants for 2023.	☐	☐	☐	3.	Advisory vote on Kforce’s executive compensation.		☐	☐	☐
		For	Against	Abstain			1 Year	2 Years	3 Years	Abstain
4.	Approve the Kforce Inc, 2023 Stock Incentive Plan.	☐	☐	☐	5.	Advisory vote regarding the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐
6.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments of the Annual Meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign
NOTE: Please date and sign exactly as your name appears on your shares. If signing for estates, trusts, partnerships, corporations or other entities, your title or capacity should be stated. If shares are held jointly, each holder should sign. The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.
Date(mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼	IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	▼
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 20, 2023
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints David M. Kelly and Michael R. Blackman, or either of them, each with full power of substitution and revocation, as the proxy or proxies of the undersigned, to represent the undersigned and vote all shares of the common stock of Kforce Inc. that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Kforce Inc., to be held at Kforce’s corporate headquarters located at 1150 Assembly Drive, Suite 500, Tampa Florida, 33607, on April 20, 2023 at 8:00 a.m. eastern time, and at any adjournments thereof, upon the matters set forth on the reverse side and more fully described in the proxy statement for the meeting (including the proxy statement supplement and the accompanying notice) and, in their discretion, upon all other matters that may properly come before the meeting or any adjournments of the meeting.
The Annual Meeting may be held as scheduled only if a majority of the shares entitled to vote are represented at the meeting in person or by proxy. Accordingly, please complete this proxy, and submit it promptly by mail (using the enclosed envelope), by telephone, or over the Internet.
The shares of Kforce Inc. common stock covered by this proxy will be voted in accordance with the choices made. When no choice is made, this proxy will be voted FOR all listed nominees for director, FOR the ratification of the appointment of Deloitte & Touche LLP to serve as Kforce’s independent registered public accountants for 2023, FOR the advisory approval of Kforce’s executive compensation, FOR the approval of the Kforce Inc. 2023 Stock Incentive Plan, and FOR a one year frequency of future shareholder advisory votes on executive compensation and as the proxyholders deem advisable on such other matters as may properly come before the meeting.

Please vote, sign and date on the reverse side and return this proxy card promptly.

C	Non-Voting Items
Change of Address — Please print new address below.	Meeting Attendance
	Mark box to the right if you plan to attend the Annual Meeting.	☐